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                                                                   Exhibit 23(a)









                           CONSENT OF INDEPENDENT AUDITORS




    We consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated March 8, 1996 with respect to the financial statements of The TRW Canada Stock Savings Plan included as Exhibit 99(b) to the TRW Inc. Annual Report (Form 10-K), for the year ended December 31, 1995, filed with the Securities and Exchange Commission.



                                  /s/ Ernst & Young

                                  ERNST & YOUNG




Hamilton, Ontario
June 21, 1996